SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                November 4, 2002
         ---------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware               0-28538               13-5630895
        ----------------------------------------------------------------
        (State or other        (Commission           (IRS Employer
         jurisdiction of        File Number)          Identification
         incorporation)                               Number)


                1999 Broadway, Suite 4300, Denver, CO       80202
        ----------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


                                 (303) 296-5600
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
        ----------------------------------------------------------------
             (Former name or address, if changed since last report)


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Item 5:           Other Events

     On October 28, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it is exercising its right under the terms of its Convertible Preferred Securities to defer future dividend payments for up to 20 consecutive quarters starting with the regularly scheduled dividend payment due on December 1, 2002.


Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Item No.  Exhibit List
            --------  -------------------------------------------
            99.1      Press Release dated October 28, 2002 issued by Registrant.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)


                                  By: /s/ Joan H. Prusse
                                      -------------------------------
                                      Joan H. Prusse
                                      Vice President, Deputy General Counsel
                                      and Secretary


Date: November 4, 2002





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